                                                                    EXHIBIT 3.49

--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received       Adjusted per telephone            (FOR BUREAU USE ONLY)
JAN 20 1994         authorization from
                    David Tennent                            FILED

                                                          JAN 27 1994

                                                        Administrator
                                                 MICHIGAN DEPARTMENT OF COMMERCE
                                                 Corporation & Securities Bureau

---------------------------------------
Name
         David L. Tennent
---------------------------------------
Address
         801 W. Big Beaver Rd, Ste. 500
---------------------------------------
City            State      Zip Code
         Troy    MI         48084                     EFFECTIVE DATE:
---------------------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE. -

                      RESTATED ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
            (Please read information and instructions on last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

1. The present name of the corporation is: CMI-EQUIPMENT & ENGINEERING, INC.

2. The Corporation identification number assigned by the Bureau is: 123-202

3. All former names of the corporation are: SEATON ENGINNERING COMPANY
                                            SEATON-SSK ENGINEERING, INC.

4. The date of filing the original Articles of Incorporation was: 4/25/73

         The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

ARTICLE I

The name of the corporation is: CMI-EQUIPMENT & ENGINEERING, INC.

ARTICLE II

The purpose of purposes for which the corporation is formed are: To engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE III

The total authorized shares:

   Common shares 50,000               Preferred shares _________________________

   A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

ARTICLE IV

1. The address of the current registered office is:

     30333 Southfield Road         Southfield, Michigan   48076
     ----------------------------------------           ---------
        (STREET ADDRESS)             (CITY)             (ZIP CODE)

2. The mailing address of the current registered office if different than above:

                                              , Michigan
     -----------------------------------------           ---------
       (P.O. BOX)                   (CITY)               (ZIP CODE)

3. The name of the current resident agent is: Ray H. Witt

ARTICLE V (OPTIONAL. DELETE IF NOT APPLICABLE.)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VI (OPTIONAL. DELETE IF NOT APPLICABLE.)

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE VII (ADDITIONAL PROVISIONS, IF ANY, MAY BE INSERTED HERE; ATTACH ADDITIONAL PAGES IF NEEDED.)

SEE ADDENDUM ATTACHED HERETO AND MADE A PART HEREOF

5. COMPLETE SECTION (a) IF THE RESTATED ARTICLES WERE ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS: OTHERWISE, COMPLETE SECTION (b)

         a. [ ] These Restated Articles of Incorporation were duly adopted on the _____ day of _____________, 19 ___________________________,
                 in accordance with the provisions of Section 642 of the Act by the unanimous consent of the incorporators before the first meeting of the Board of Directors.

                  Signed this_______ day of____________________________________,

                  19_____________________________ ______________________________

                  _______________________________ ______________________________
                   (SIGNATURES OF INCORPORATORS; TYPE OR PRINT NAME UNDER EACH
                                           SIGNATURE)

         b. [X] These Restated Articles of Incorporation were duly adopted on the 14th day of JANUARY, 1994, in accordance with the provisions of Section 642 of the Act and: (check one of the following)

                  [ ] were duly adopted by the Board of Directors without a vote of the shareholders. These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Articles of Incorporation as heretofore amended and there is no material discrepency between those provisions and the provisions of these Restated Articles.

                  [ ] were duly adopted by the shareholders. The necessary number of shares as required by statute were voted in favor of these Restated Articles.

                  [ ] were duly adopted by the written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with
                           Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

                  [X] were duly adopted by the written consent of all the shareholders entitled to vote in accordance with
                           Section 407(2) of the Act.

                                      Signed this 14 day of January, 1994

                                      By /s/ Richard A. Nawrocki
                                         ---------------------------------------
                                                     (SIGNATURE)

                                      Richard A. Nawrocki     Vice President
                                      -----------------------------------------
                                      (TYPE OR PRINT NAME) (TYPE OR PRINT TITLE)

GOLD SEAL APPEARS ONLY ON ORIGINAL

              ATTACHMENT TO RESTATED ARTICLES OF INCORPORATION OF
                       CMI-EQUIPMENT & ENGINEERING, INC.

ARTICLE VII

(1) A directory of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability: (a) for any breach of the director's duty of loyalty to the corporation or its shareholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) for a violation of Section 551 (1) of the Michigan Business Corporation Act; (d) for any transaction from which the director derived an improper personal benefit; or (e) for any act or omission occurring prior to the date of the approval of this Article. In the event the Michigan Business Corporation Act is amended after the approval of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Michigan Business Corporation Act, as so amended. Any repeal, modification or adoption of any provision in these Articles of Incorporation inconsistent with this Article shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal, modification or adoption.

(2) Directors and officers of the corporation shall be indemnified as of right to the fullest extent now or hereafter permitted by law in connection with any actual or threatened civil, criminal, administrative or investigative action, suit or proceeding (whether formal or informal and whether brought by or in the name of the corporation, a subsidiary or otherwise) arising out of: (a) any actual or alleged act or omission at any time as a director or officer of the corporation, a subsidiary, or any organization for which the person is serving at the request of the corporation; (b) their past, present or future status as a director of officer of the corporation, a subsidiary or any organization for which the person is serving at the request of the corporation. Persons who are not directors or officers of the corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the board of directors of the corporation. The provisions of this Article shall be applicable to directors and officers who have ceased to render such service and shall inure to the benefit of their heirs, executors and administrators. The right of indemnity provided herein shall not be exclusive, and the corporation may provide indemnification to any person, by agreement or otherwise, on such terms and conditions as the board of directors of the corporation may approve. Any agreement for indemnification of any director, officer, employee or other person may provide indemnification rights which are broader or otherwise different than those set forth in the Michigan Business Corporation Act.

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
  Date Received                                (FOR BUREAU USE ONLY)
  OCT 05 1995

  -----------                                        FILED

                                                  OCT 09 1995

                                                        Administrator
                                                 MICHIGAN DEPARTMENT OF COMMERCE
                                                 Corporation & Securities Bureau

                EXPIRATION DATE: DECEMBER 31, 2000
--------------------------------------------------------------------------------

                     CERTIFICATE OF RENEWAL OF ASSUMED NAME
                FOR USE BY CORPORATIONS AND LIMITED PARTNERSHIPS
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one executes the following Certificate:

1. The true name and address of the corporate registered office or the address of the limited partnership's agent for service of process is:

                  CMI-EQUIPMENT & ENGINEERING, INC.             123202
                  % RAY H. WITT                          ---------------------
                  30333 SOUTHFIELD RD.                   Identification Number
                  SOUTHFIELD MI 48076

2.       The assumed name under which business is transacted is:

                  SEATON-SSK ENGINEERING CO.

3. The registration of the assumed name is extended for a period expiring on December 31 of the fifth full calendar year following the year in which this renewal is filed, unless sooner terminated.

                           Signed this 4th day of October, 1995

                           By /s/ Richard A. Nawrocki
                              ------------------------------------------------
                                                  (Signature)

                           Richard A. Nawrocki, Vice President of Finance
                           ---------------------------------------------------
                             (Type or Print Name)  (Type or Print Title)

                           ___________________________________________________
                           (Limited Partnerships Only - Name of General Partner)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                         CORPORATION INFORMATION UPDATE
                            (formerly Annual Report)

                                      1998    [ILLEGIBLE]   0601   PNAR   $15.00

[ ] TO CERTIFY THERE ARE NO CHANGES FROM YOUR PREVIOUS FILING CHECK THIS BOX AND
    SKIP TO ITEM 6. FILING FEE: $15.00
--------------------------------------------------------------------------------
                              FOR BUREAU USE ONLY
--------------------------------------------------------------------------------
123202                 THE OFFICE IS LOCATED AT:  RETURN TO:
                         6546 MERCANTILE WAY         MICHIGAN DEPARTMENT OF
                         LANSING MI 48910            CONSUMER AND INDUSTRY
                         (517) 334-6300              SERVICES CORPORATION,
                                                     SECURITIES AND LAND
                                                     DEVELOPMENT BUREAU
                                                     P.O. BOX 30057
IDENTIFICATION NUMBER                                LANSING MI 48909-7557
--------------------------------------------------------------------------------
Corporate Name and Mailing Address

        CMI-EQUIPMENT & ENGINEERING, INC.
        30333 SOUTHFIELD RD.
        SOUTHFIELD MI 48076
--------------------------------------------------------------------------------
                                                FILED BY DEPARTMENT JUN 30 1998

Registered Office Address in Michigan - No., STREET, CITY,  ZIP   Resident Agent
      30333 SOUTHFIELD RD.                                 48076  RAY H. WITT
      SOUTHFIELD
--------------------------------------------------------------------------------
IF THERE ARE CHANGES FROM YOUR PREVIOUS FILING, YOU MUST COMPLETE ITEMS 1 THROUGH 6.

1.  Mailing address of registered           2.  Resident Agent if different than
    office if different than preprinted         above
    information above
                                                     Richard A. Nawrocki

3. Address of registered office if different than preprinted information above-No., STREET, CITY, ZIP

4. Describe the general nature and kind of business in which the corporation is engaged:

---------------------------------------------------------------------------------------
5.                          NAME                     BUSINESS OR RESIDENCE ADDRESS
---------------------------------------------------------------------------------------
              President
                 Richard A. Nawrocki          30333 Southfield Rd. Southfield, MI 48076
---------------------------------------------------------------------------------------
              Vice President
                 Robert Fiolek                30333 Southfield Rd. Southfield, MI 48076
   If         -------------------------------------------------------------------------
different     Secretary
  than           Larry D. Schwentor           30333 Southfield Rd. Southfield, MI 48076
President     -------------------------------------------------------------------------
              Treasurer
              & Vice President Renee Weinman  30333 Southfield Rd. Southfield, MI 48076
---------------------------------------------------------------------------------------
              Director
                 Ray H. Witt                  30333 Southfield Rd. Southfield, MI 48076
   If         -------------------------------------------------------------------------
different     Director
  than           Robert Herr                  30333 Southfield Rd. Southfield, MI 48076
Officers      -------------------------------------------------------------------------
              Director
                 Gary F. Ruff                 30333 Southfield Rd. Southfield, MI 48076
---------------------------------------------------------------------------------------

The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors.

If space is insufficient, you may include additional pages. PLEASE DO NOT STAPLE ADDITIONAL PAGES TO THIS REPORT.

ENCLOSE $15.00 MADE PAYABLE TO THE STATE OF MICHIGAN. THIS REPORT MUST BE FILED ON OR BEFORE MAY 15

6.  Signature of an authorized officer or agent   Title           Date
    of the corporation
           /s/ [ILLEGIBLE]                      Secretary       5/11/98

Required by Section 911, Act 284, Public Acts of 1972, as amended. Failure to file this report may result in the dissolution of the corporation.

                                                                MAY 14 1998

GOLD SEAL APPEARS ONLY ON ORIGINAL

C&S 575(Rev.8/96)
--------------------------------------------------------------------------------
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                (FOR BUREAU USE ONLY)           FILED
JUN 21 1999
-------------                                             JUNE 21 1999

                                                         Administrator
                                              CORP.SECURITIES & LAND DEV. BUREAU
----------------------------------------------
Name
        517-663-2525 Ref # 94118
        Attn: Cheryl J. Bixby
----------------------------------------------
Address
        MICHIGAN RUNNER SERVICE
        P.O. Box 266
----------------------------------------------
City
        Eaton Rapids, MI 48827                 EFFECTIVE DATE:
----------------------------------------------
- Document will be returned to the name and address you enter above -

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (Please read information and instructions on the last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162,Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.  The present name of the corporation is: CMI - EQUIPMENT & ENGINEERING, INC.

2.  The identification number assigned by the Bureau is:  123-202

3.  The location of its registered office is:

30333 Southfield Road                    Southfield     , Michigan     48076
--------------------------------------------------------           -------------
   (Street Address)                         (City)                   (ZIP Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

    The name of the corporation is HAYES LEMMERZ INTERNATIONAL - EQUIPMENT & ENGINEERING, INC.

Article IV of the Articles of Incorporation is hereby amended to read as follows:

1. The address of the registered office is 15300 Centennial Drive, Northville, Michigan 48167.

3.  The name of the resident agent at the registered office is Patrick B. Carey.

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

    The foregoing amendment to the Articles of Incorporation was duly adopted on the _______________day of __________________, 19___, in accordance with the provisions of the Act by the unamimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

         Signed this ____________day of _______________________ 19___.

_____________________________________    _______________________________________
           (Signature)                                (Signature)

_____________________________________    _______________________________________
      (Type or Print Name)                        (Type or Print Name)

_____________________________________    _______________________________________
          (Signature)                                 (Signature)

_____________________________________    _______________________________________

      (Type or Print Name)                        (Type or Print Name)

6. (FOR PROFIT CORPORATIONS, AND FOR NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

    The foregoing amendment to the Articles of Incorporation was duly adopted on the 30th day of April, 1999 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

    [ ] at a meeting. The necessary votes were cast in favor of the amendment.

    [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
        Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

    [X] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

                         Signed this 17th day of June, 1999

                         By /s/ William D. Shovers
                            ----------------------------------------------------
                           (Signature of President, Vice-President, Chairperson,
                            Vice-Chairperson)

           William D. Shovers                               Vice-President
      --------------------------------------------------------------------------
          (Type or Print Name)                           (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

C&S 541(Rev.8/96)
--------------------------------------------------------------------------------
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received               (FOR BUREAU USE ONLY)
 JUN 28 1999                                                FILED
-------------
                                                         JUN 28 1999

-----------------------------------------------
517-663-2525 Ref #94866                                 Administrator
Attn: Cheryl J. Bixby                        CORP. SECURITIES & LAND DEV. BUREAU
MICHIGAN RUNNER SERVICE
P.O. Box 266
Eaton Rapids, MI 48827                        EXPIRATION DATE: DECEMBER 31, 2004
-----------------------------------------------
-Document will be returned to the name and address you enter above-

                          CERTIFICATE OF ASSUMED NAME
 FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
           (Please read information and instruction on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The true name of the corporation, limited partnership, or limited liability company is: HAYES LEMMERZ INTERNATIONAL - EQUIPMENT & ENGINEERING, INC.

2.  The identification number assigned by the Bureau is:   123-202

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

    15300 Centennial Drive          Northville           Michigan       48167
    ----------------------------------------------------------------------------
       (Street Address)               (City)              (State)     (ZIP Code)

4.  The Assumed name under which business is to be transacted is:

    CMI - EQUIPMENT & ENGINEERING, INC.

  COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

                       Signed this 17th day of June, 1999

                       By /s/ William D. Shovers
                          ------------------------------------------------------
                                              (Signature)

                   William D. Shovers                          Vice President
                  --------------------------------------------------------------
                 (Type or Print Name)                      (Type or Print Title)

                 ---------------------------------------------------------------
                                   [ILLEGIBLE]

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-520(Rev.06/01)
--------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                         BUREAU OF COMMERCIAL SERVICES
--------------------------------------------------------------------------------
  Date Received              (FOR BUREAU USE ONLY)              FILED

-----------------                                            APR 22 2002
                  This document is effective
                  on the date filed, unless a                 [ILLEGIBLE]
                  subsequent effective date
                  within 90 days after received
                  date is stated in the document.
-------------------------------------------------
Name
  Kelly Brushaber
-------------------------------------------------
Address
  15300 Centennial Drive
-------------------------------------------------
City                 State         Zip Code
  Northville          MI             48167         EFFECTIVE DATE:
-------------------------------------------------
-DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE.-
  IF LEFT BLANK DOCUMENT WILL BE MAILED TO THE REGISTERED OFFICE.

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS AND LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1.  The name of the corporation or limited liability company is:
        Hayes Lemmerz International - Equipment & Engineering, Inc.

2.  The identification number assigned by the Bureau is: 123-202

3.  a.  The name of the resident agent on file with the Bureau is:
        Patrick B. Carey

    b.  The location of the registered office on file with the Bureau is:

        15300 Centennial Drive, Northville, Michigan    48167
        ----------------------------------           ----------
          (Street Address)        (City)             (ZIP Code)

    c. The mailing address of the above registered office on file with the Bureau is:

                   Same as above          , Michigan
        ----------------------------------           ----------
        (street Address or P.O.Box) (City)           (ZIP Code)

  ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4.  a.  The name of the resident agent is: Patrick C. Cauley

    b.  The address of the registered office is:

    15300 Centennial Drive, Northville, Michigan    48167
    ----------------------------------           ----------
       (Street Address)      (City)              (ZIP Code)

    c. The mailing address of the registered office IF DIFFERENT THAN 4B is:

                                          , Michigan
        ----------------------------------           ----------
        (street Address or P.O.Box) (City)           (ZIP Code)

5.  The above changes were authorized by resolution duly adopted by: 1.ALL
    CORPORATIONS: It BoardS of Directors: 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation;3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed.

6. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.

Signature                    Type or Print Name and Title          Date Signed

/s/ [ILLEGIBLE]              Larry Karenko, Vice President         April 9, 2002

GOLD SEAL APPEARS ONLY ON ORIGINAL